Exhibit 10.78

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

WJE-PA-05130-LA-2302594

Allegiant Air, LLC
1201 N. Town Center Drive
Las Vegas, NV 89144

[***]: [***]

Reference: Purchase Agreement No. PA-05130 (Purchase Agreement) between The
Boeing Company (Boeing) and Allegiant Air, LLC (Customer) relating to model 737-8-200, 737-7 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.Definition of Terms:
1.1[***]
2.[***]
2.1[***]
2.2[***]
2.3[***]
3.[***]
3.1[***]
3.2[***]
4.[***]
4.1[***]
5.[***]

SA-3
BOEING PROPRIETARY

5.1[***]
5.2[***]
5.2.1[***]
5.2.2[***]
5.2.3[***]
5.2.4[***]
6.[***]
[***]
6.1[***]
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7.[***]
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7.3[***]
7.3.1[***]
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8.[***]
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9.     [***]
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WJE-PA-05130-LA-2302594                                Page 2
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[***]
10.1    [***]
10.2    [***]
10.3    [***]
11.    [***]
12.    [***]
12.1    [***]
12.2    [***]

ACCEPTED AND AGREED TO this

Date:	November 14, 2024

Allegiant Air, LLC		THE BOEING COMPANY

By:	/s/: Robert Neal	By:	/s/: Alan Luan

Name:	Robert Neal	Name:	Alan Luan

Title:	CFO	Title:	Attorney-In-Fact

Attachment A
WJE-PA-05130-LA-2302594                                Page 3
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1.[***]
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1.1    [***]

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WJE-PA-05130-LA-2302594                                Page 4
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